CYTATION.COM INCORPORATED

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS OF
CYTATION.COM, INCORPORATED

The undersigned being all of the directors of Cytation.com Incorporated (the "Company"), hereby adopt the following resolutions:

RESOLVED, that the Company hereby agrees to merge with Cytation Corporation, a Rhode Island corporation ("Merger"); and

RESOLVED FURTHER, that in connection with the Merger, the Company hereby agrees to issue 6,465,339 restricted shares of its common stock to the former shareholders of Cytation Corporation; and

RESOLVED FURTHER, that the form of Certificate of Merger attached to this Written Consent as Exhibit A to be filed with the State of New York to consummate the Merger and in connection with the Merger, the Company hereby agrees to issue 6,465,339 restricted shares of its common stock to the former shareholders of Cytation Corporation; and the form of the Articles of Merger attached to this Written Consent as Exhibit B to be filed with the State of Rhode Island to consummate the Merger, are hereby adopted and confirmed; and

RESOLVED FURTHER, that the corporate officers of the Company are hereby authorized and directed to implement the foregoing resolutions.

Dated: February 8, 1999

/s/ Jerry Cole
____________________________
Jerry Cole


/s/ Kevin J. Quinn
____________________________
Kevin Quinn

CERTIFICATE OF MERGER
OF

CYTATION CORPORATION

AND

CYTATION.COM INCORPORATED

INTO

CYTATION.COM INCORPORATED

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1.(A)The name of each constituent corporation is as follows:

CYTATION CORPORATION AND CYTATION.COM INCORPORATED WHICH WAS
INCORPORATED UNDER THE NAME OF STYLEX HOMES, INC.

  (B)The name of the surviving corporation is CYTATION.COM INCORPORATED and following the merger its name shall be CYTATION.COM INCORPORATED.

2.As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

                      Designation and
                      Number of shares    Class or series    Shares Entitled
                      in each class or    of shares entitled to vote as a class
Name of Corporation   series outstanding  to voteor          series
____________________  __________________  __________________ __________________
CYTATION CORPORATION  COMMON STOCK        COMMON STOCK       1,231,493
                      1,231,493

CYTATION.COM          COMMON STOCK        COMMON STOCK       1,204,076
CORPORATION           1,204,076

3. No amendments will be made in the Certificate of Incorporation of the survivor.

4. The date when the Certificate of Incorporation Of each constituent corporation was filed by the Department of State is as follows:


     NAME OF CORPORATION               DATE OF INCORPORATION
     _____________________________     _____________________

     CYTATION CORPORATION, A RHODE     JANUARY 29, 1996
     ISLAND CORPORATION

     CYTATION.COM INCORPORATED,        JUNE 10, 1966
     A NEW YORK CORPORATION

5. The merger was adopted by the New York constituent corporation in the following manner:

     As to CYTATION.COM INCORPORATED,

     by the written consent of the shareholders given in accordance with
Section 615 of the Business Corporation Law, written notice having been duly given to nonconsenting shareholders as and to the extent required by such Section.

     As to CYTATION CORPORATION, it has complied with the applicable provision of the laws of the State of Rhode Island in which it is incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by the affirmative vote of a majority of the outstanding shares of said corporation.

                                   CYTATION CORPORATION

                                   /s/ Richard A. Fisher

FEBRUARY 11, 1999                  By:__________________________
                                   RICHARD A. FISHER,
                                   CHAIRMAN

                                   CYTATION.COM INCORPORATED

                                   /s/ Jerry Cole

                                   By:__________________________
                                   JERRY COLE,
                                   President